EXHIBIT 10
NAVISTAR INTERNATIONAL CORPORATION
AND CONSOLIDATED SUBSIDIARIES
______________________________

MATERIAL CONTRACTS

The following documents of Navistar International Corporation, its principal subsidiary, Navistar, Inc., and its indirect subsidiary, Navistar Financial Corporation are incorporated herein by reference.

10.86
Amendment No. 3 to the Note Purchase Agreement, dated as of March 12, 2014, among Navistar Financial Securities Corporation, as the seller, Navistar Financial Corporation, as the servicer, The Bank of Nova Scotia, as a managing agent and as a committed purchaser, Liberty Street Funding LLC, as a conduit purchaser, Credit Suisse AG, New York Branch, as a managing agent, Credit Suisse AG, Cayman Islands Branch, as a committed purchaser, Alpine Securitization Corp., as a conduit purchaser, and Bank of America, National Association, as administrative agent, as a managing agent and as a committed purchaser. Filed as Exhibit 10.1 to Form 8-K dated March 12, 2014 and filed on March 14, 2014. Commission File No. 001-09618.

10.87
Purchase Agreement, dated as of March 18, 2014, by and between Navistar International Corporation and J.P. Morgan Securities LLC, as representative of the initial purchasers listed on Schedule 1 thereto. Filed as Exhibit 10.1 to Form 8-K dated March 18, 2014 and filed on March 24, 2014. Commission File No. 001-09618.

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